Segment information	3 Months Ended
Mar. 31, 2023
Operating Segments [Abstract]
Segment information	Segment informationThe Company reports segment information based on internal reports used by the chief operating decision maker (“CODM”) to make operating and resource allocation decisions and to assess performance. The CODM is the Chief Executive Officer. The CODM makes decisions and assesses performance of the Company on a consolidated basis such that the Company is a single reportable operating segment.
The following tables present details on revenues derived in the following geographical locations for the three months ended March 31, 2023 and 2022.

	Three months ended March 31,
	2023	2022
	$	$
North America	31,477	23,855
Rest of World	9,982	8,200
	41,459	32,055